EXHIBIT 10.2    Demand Promissory Note

ASSIGNMENT AND ASSUMPTION OF NOTES

THIS ASSIGNMENT AND ASSUMPTION OF NOTES (this "Agreement"), dated August 3, 2013 ("Effective Date"), is made by and between SUPERGLASS WINDSHIELD REPAIR 257, INC., a Florida corporation ("Assignee"), and GARY R. SMITH and GREENTECH CONSULTING GROUP, INC. together known as the  ("Assignor").

RECITAL

A.
Assignor holds a series of Demand Promissory Notes dated: February 16, 2012; March 1, 2012; March 6, 2012; March 19, 2012; March 28, 2012; April 4, 2012; April 9, 2012 April 12, 2012; April 16, 2012; April 27, 2012; May 1, 2012; June 5, 2012; June 21, 2012; July 12, 2012; July 18 2012; totaling $239,000.00 between the Assignor and The Renewable Corporation, a Washington corporation.

B.	Assignor wishes to transfer to the Assignee and the Assignee wishes to accept all of the above Demand Promissory Notes as of the effective date totaling $239,000.00

C.	Assignor and Assignee are a related party to The Renewable Corporation and have agree wave all accrued interest.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Assignor agrees, to assign its rights, and obligations in the Notes and Assignee agrees to assume said Notes (and the rights and obligations thereunder), pursuant to the terms and provisions of the Notes.

ARTICLE 1
ASSIGNMENT

1.1           DEFINED TERMS. All terms used but not defined herein shall have the meaning as set forth in the Notes.

1.2           ASSIGNMENT OF NOTES. Assignor hereby conveys, assigns, transfers, delivers and sets over unto Assignee, and its successors and assigns, all right, title, and interest of Assignor in, to and under the Notes, including without limitation, the obligations to do any and all things which Assignor is or may become obligated to do under the assigned Notes, TO HAVE AND TO HOLD the assigned Notes unto Assignee, and its successors and assigns forever, together with all and singular the rights and appurtenances belonging or pertaining thereto.

1.3           ASSIGNEE ASSUMPTION OF OBLIGATIONS. Assignee hereby accepts the foregoing assignment of the assigned Notes, and hereby assumes and agrees to fulfill, perform and discharge all the various liabilities, obligations, duties, covenants and agreements underor with respect to or in any way arising out of or relating to the assigned Notes from and after the Effective Date.

1.4           SUBSEQUENT ACTIONS. Assignor hereby covenants to and with Assignee, its successors and assigns, to execute and deliver to Assignee, its successors and assigns, all such other and further instruments of assignment and transfer, and all such notices, releases, and other documents, that would morefully and specifically assign and transfer to and vest in Assignee, its successors and assigns, the rights of Assignor in and to the assigned Notes hereby assigned and transferred, or intended to be assigned and transferred. Assignor further covenants and agree to cooperate as reasonably requested by Assignee inconnection with this Agreement, the administration of the assigned Notes and the ability of Assignee to receive the benefits of the assigned Notes.

ARTICLE 2
REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1           REPRESENTATIONS AND WARRANTIES REGARDING ASSIGNED NOTES.

(a)           Assignor is duly formed or organized and validly existing under the laws of its state of organization, and has the power and authority to execute, deliver and perform its obligations hereunder, all of which has been duly authorized by all necessary corporate action on the part of Assignor's. This Agreement has been duly and validly executed and delivered by Assignor.

(b)           Assignor owns the assigned Notes.

(c)           Assignee is duly formed or organized and validly existing under the laws of the state of its organization and has the power and authority to execute, deliver and perform its obligations hereunder, all of which has been duly authorized by all necessary corporate action on its part. This Agreement has been duly and validly executed and delivered by Assignee.

ARTICLE 3
MISCELLANEOUS

3.1           GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OFASSIGNOR AND ASSIGNEE HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF

LAW RULES THAT WOULD DIRECT APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

3.2           BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

3.3           MULTIPLE ORIGINALS. This Agreement may be executed in two originals, each of which shall be deemed an original, but both of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement to be effective as of the day and year first above written.

COMPANY
THE RENEWABLE CORPORATION

By: _______________________
       Gary D. Alexander, Secretary

ASSIGNOR
GREENTECH CONSULTING GROUP

By: _______________________
       Gary R. Smith, President

ASSIGNOR
GARY R. SMITH

By: _______________________
       Gary R. Smith

ASSIGNEE
SUPERGLASS WINDSHEILD REPAIR 257, INC.

By: _______________________
       Gary R. Smith, President

EXHIBIT A

DEMAND PROMISSORY NOTE

Principal Sum:  $239,000.00                                                                                                                                               Lake Park, Florida
                                                                                                                                                                                                                                                                                    August 3, 2013

1.           Promise to Pay.  On or before thirty six (36) months from the date of this Note (the “Maturity Date”), for value received, the undersigned The Renewable Corporation, a Washington State Corporation doing business in Florida, (“Maker”), promises to pay to SuperGlass Windshield Repair 257, Inc. a Florida Corporation or it’s  assignee(s) (“Holder”), at 185 Crispin St., Merritt Island, FL 32952, or such other place as Holder may from time to time designate in writing, the principal sum of Two Hundred Thirty Nine Thousand Dollars and Zero Cents ($239,000.00).

2.           Interest.  Note shall be a non-interest bearing note.

                                3.           Prepayments.  Maker may prepay this Note in whole or in part on any date prior to the Maturity Date without premium or penalty.

4.           Default.  At the option of Holder and regardless of any prior forbearance, all sums remaining unpaid under this Note will become immediately due and payable upon the occurrence of a default of Maker under this Note.  The occurrence of any of the following events constitutes a default under this Note: (a) Maker’s failure to observe or perform any of the obligations or covenants of Maker under this Note and such failure continues for five (5) days after Maker knows or should have known of such failure or, if such default cannot be cured within such five (5) days, Maker fails to commence to cure and thereafter proceed with due diligence to cure such default; (b); the filing of a petition in bankruptcy by Maker, or the initiation of any proceeding under any bankruptcy or insolvency laws against Maker; or (c) the making of a general assignment for the benefit of creditors by Maker.

5.           Non-Registration.  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE.  HOLDER IS AN “ACCREDITED INVESTOR” AS THAT TERM IS DEFINED UNDER RULE 501 OF REGULATION D PROMULGATED UNDER THE ACT.  THIS NOTE HAS BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, UNLESS, IN THE OPINION OF COUNSEL, SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

6.           Security for Note.  This Note is not secured by any of Maker’s property, whether real or personal, and is an unsecured obligation of Maker.

7.           Captions.  The captions and headings of the paragraphs of this Note are for convenience only and are not to be used to interpret or define the provisions of this Note.

8.           Governing Law.  This Note will be governed by and construed in accordance with the laws of the State of Florida.

9.           Severability.  If any provision or provisions of this Note are held to be invalid, illegal, or unenforceable in any respect, this Note will be construed as not containing that provision or provisions and all other provisions of this Note will remain in full force and effect, and to this end the provisions of this Note are declared to be severable.

                               10.           Attorneys’ Fees.  If any legal action or other proceeding is brought to enforce the provisions of this Note, the prevailing party will be entitled to recover reasonable attorney fees and other costs incurred in the action or proceeding, in addition to any other relief which the prevailing party may be entitled.  It is hereby expressly agreed that the amount of the attorneys’ fees actually incurred by the prevailing party will likely greatly exceed any court schedule of attorneys’ fees now in effect or which may come into effect, and that the amount of attorneys’ fees awarded to the prevailing party will not be limited to any such court fee schedule.  Such attorneys’ fees will be deemed to have accrued on the commencement of such action and must be paid whether or not such action is contested or prosecuted to judgment.

11.           Jurisdiction.  Any civil action to enforce this Note shall be brought exclusively in the Superior Court of Palm Beach, Florida.  Maker and Holder hereby consent to the exclusive jurisdiction of this court.

12.           Maker’s Waivers.  Diligence, demand, presentment, notice of dishonor, and protest are waived by all makers, sureties, guarantors, and endorsers of this Note.

13.           Waiver.  No waiver of a breach, failure of a condition, or any right or remedy contained in or granted by the provisions of this Note will be effective unless it is in writing and signed by the party waiving the breach, failure, right, or remedy.  No waiver of any breach, failure, right, or remedy will be deemed a waiver of any other breach, failure, right, or remedy, whether or not similar, nor will any waiver constitute a continuing waiver unless the writing so specifies.

14.           Further Assurances.  Maker agrees to execute all instruments and documents of further assurance and will do any and all such acts as may be reasonably required to carry out its obligations and to consummate the transactions contemplated by this Note.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

MAKER:
THE RENEWABLE CORPORATION
a Washington corporation

By:           ____________________________________
                 Gary D. Alexander, Secretary

CONFIRMED AND ACCEPTED:
SUPERGLASS WINDSHIELD REPAIR 257

By:           __________________________________
 Gary R. Smith, President